Exhibit 10.4

Execution
FIFTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT
This FIFTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT (this “Amendment”), dated as of October 22, 2024, is entered into by and among MORGAN STANLEY BANK, N.A., a national banking association, as buyer (together with its successors and assigns, “Buyer”), ACRC LENDER MS LLC, a Delaware limited liability company, as seller (“Seller”), and ARES COMMERCIAL REAL ESTATE CORPORATION, a Maryland corporation, as guarantor (“Guarantor”).
RECITALS
WHEREAS, Buyer and Seller are parties to that certain Master Repurchase and Securities Contract Agreement, dated as of January 16, 2020 (as amended prior to the date hereof, the “Existing Repurchase Agreement”; as amended hereby and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”); and
WHEREAS, Seller has requested certain amendments and modifications be made to the Existing Repurchase Agreement, and Buyer has agreed to amend the Existing Repurchase Agreement as more specifically set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Amendments to Existing Repurchase Agreement.
a.Article 2 of the Existing Repurchase Agreement is hereby amended by deleting the defined terms “Pledge and Security Agreement” and “Pledgor” in their entirety and replacing them with the definitions set forth below:
““Pledge and Security Agreement” means the Pledge and Security Agreement, dated as of October 22, 2024, between Buyer and Pledgor, as amended, modified, waived, supplemented, extended, restated or replaced from time to time.”
““Pledgor” means ACRC 2017-FL3 Holder REIT LLC, a Delaware limited liability company, together with its successors and permitted assigns.”
b.Article 10(xiii) of the Existing Repurchase Agreement is hereby amended by deleting the first sentence of such Article 10(xiii) in its entirety and replacing it with the sentence set forth below:
“Taxes. Each of Guarantor and Pledgor is a REIT. Seller is treated as either a qualified REIT subsidiary, as defined in Section 856(i)(2) of the Code, or as an entity disregarded as an entity separate from its owner for U.S. federal income tax purposes.”
c.Article 12(v) of the Existing Repurchase Agreement is hereby amended and restated in its entirety as follows:
“Seller and Guarantor shall ensure that at all times prior to the Facility Termination Date, each of Guarantor and Pledgor shall continue to qualify as a REIT, for which Seller shall continue to

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be treated as either (i) a qualified REIT subsidiary as defined in Section 856(i)(2) of the Code, disregarded for U.S. federal income tax purposes or (ii) an entity disregarded as an entity separate from its owner for U.S. federal income tax purposes.”
d.Article 13(f) through (i) of the Existing Repurchase Agreement is hereby amended and restated in its entirety as follows:
“(f) solely with respect to the Seller, it will not own any property or any other assets other than the Purchased Assets, cash and its interest under any associated Hedging Transactions;
(g) solely with respect to the Seller, it will not engage in any business other than the origination, acquisition, ownership, financing and disposition of the Purchased Assets and the associated Hedging Transactions in accordance with the applicable provisions of the Transaction Documents;

(h) solely with respect to the Seller, it will not enter into, any contract or agreement with any of its affiliates, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arm’s length basis with Persons other than such affiliate;
    (i) solely with respect to the Seller, it will not incur any indebtedness or obligation, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (A) obligations under the Transaction Documents, (B) obligations under the documents evidencing the Purchased Assets, and (C) unsecured trade payables, in an aggregate amount not to exceed $200,000 at any one time outstanding, incurred in the ordinary course of acquiring, owning, financing and disposing of the Purchased Assets; provided, however, that any such trade payables incurred by Seller shall be paid within sixty (60) days of the date incurred;”
2.Acknowledgements. Notwithstanding clause (c) of the definition of “Change of Control” or the provisions of Articles 12(u) and 14(a)(vii) to the contrary, Buyer hereby consents to the assignment and assumption of one hundred percent of the ownership interests in Seller held by ACRC Warehouse Holdings LLC, a Delaware limited liability company (“Original Pledgor”), as the original “Pledgor” under the Existing Repurchase Agreement, to ACRC 2017-FL3 Holder REIT LLC, a Delaware limited liability company (“Replacement Pledgor”), pursuant to that certain Interests Assignment and Assumption Agreement, dated as of the date hereof, by and between Original Pledgor, as assignor, and Replacement Pledgor, as assignee; provided, however, that such consent of Buyer is expressly conditioned upon the execution and delivery of (A) concurrently with the execution of this Amendment, a Pledge and Security Agreement by Replacement Pledgor in form and substance acceptable to Buyer pursuant to which Replacement Pledgor provides a pledge in one hundred percent (100%) of the ownership interests in Seller in favor of Buyer (the “Replacement Pledge Agreement”), and (B) promptly, but in no event later than fifteen (15) Business Days following the date of this Amendment, (i) updated organizational documents of Seller reflecting the replacement of Original Pledgor with Replacement Pledgor as its sole equity owner, (ii) updated opinions, authorizing resolutions, certificates, and such other documents as required by Buyer reflecting the replacement of Original Pledgor with Replacement Pledgor, each in form and substance satisfactory to Buyer, and (iii) UCC, bankruptcy, litigation, tax, and such other lien searches as may be reasonably requested by Buyer, the results of which are satisfactory to Buyer.

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3.Representations and Warranties. Seller hereby represents and warrants to Buyer as follows:
a.No Margin Deficit, Event of Default, Default or, to Seller, Original Pledgor or Guarantor’s knowledge, Material Adverse Effect has occurred and is continuing as of the date hereof, and no Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by Seller, Original Pledgor or Guarantor of this Amendment.
b.All representations and warranties contained in the Repurchase Agreement, Existing Guaranty and all other Transaction Documents are true, correct, complete and accurate in all respects as of the date hereof (except (i) such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Buyer in an Exception Report prior to such date and approved by Buyer, and (ii) the representations and warranties regarding Seller or Guarantor’s financial statements shall be deemed to refer to the most recent financial statements furnished to Administrative Agent).
c.No amendments have been made to the organizational documents of Seller, Original Pledgor or Guarantor since January 16, 2020, other than updated organizational documents of Seller delivered to Buyer in connection with this Amendment reflecting the replacement of Original Pledgor with Replacement Pledgor as the sole equity owner of Seller.
d.Seller, Original Pledgor and Guarantor have the authority to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.
4.Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:
a.Amendment. This Amendment, duly executed and delivered by Seller, Original Pledgor, Guarantor and Buyer and acknowledged by Replacement Pledgor.
b.Fees. Payment by Seller of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.
c.Good Standing. Certificates of existence and good standing for the Seller, Original Pledgor, Replacement Pledgor, and Guarantor.
5.Continuing Effect. As amended by this Amendment, all terms, covenants and provisions of the Repurchase Agreement, the Guaranty and the other Transaction Documents are ratified and confirmed and shall remain in full force and effect. As amended by this Amendment, all terms, covenants and provisions of the Repurchase Agreement and the Guaranty are ratified and confirmed and shall remain in full force and effect. This Amendment and the Replacement Pledge Agreement shall be deemed a “Transaction Document” for all purposes under the Repurchase Agreement.
6.Binding Effect; No Partnership; Counterparts. The provisions of the Repurchase Agreement and the other Transaction Documents, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of

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counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. This Amendment and any other Transaction Document may be delivered by facsimile transmission, by electronic mail, or by other electronic transmission, in portable document format (.pdf) or otherwise, and each such executed facsimile, .pdf, or other electronic record shall be considered an original executed counterpart for purposes of this Amendment. Each party to this Amendment (a) agrees that it will be bound by its own Electronic Signature, (b) accepts the Electronic Signature of each other party to this Amendment, and (c) agrees that such Electronic Signatures shall be the legal equivalent of manual signatures.
7.Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer, and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.
8.Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Existing Repurchase Agreement.
9.Costs and Expenses. Seller shall pay Buyer’s actual out of pocket costs and expenses incurred in connection with the preparation, negotiation, execution and consummation of this Amendment in accordance with the Repurchase Agreement.
10.Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. The parties agree that Article 18 (Governing Law; Consent to Jurisdiction; Waiver of Jury Trial; Etc.) of the Repurchase Agreement is hereby incorporated herein by reference, mutatis mutandis.
11.Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.
12.References to Transaction Documents. All references to the Pledge and Security Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Replacement Pledge Agreement, unless the context expressly requires otherwise.
13.No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer, under the Guaranty, the Repurchase Agreement or any other Transaction Document, nor constitute an amendment of any provision of the Guaranty or any other Transaction Document by any of the parties hereto, other than as expressly set forth herein.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

ACRC LENDER MS LLC, a Delaware limited liability company, as Seller
By: /s/ Elaine McKay    Name: Elaine McKay
Title: Vice President

ACRC WAREHOUSE HOLDINGS LLC, a Delaware limited liability company, as Original Pledgor
By: /s/ Elaine McKay     Name: Elaine McKay
Title: Vice President

ARES COMMERCIAL REAL ESTATE CORPORATION, a Maryland corporation, as Guarantor
By: /s/ Elaine McKay     Name: Elaine McKay
Title: Vice President
[signatures continue on next page]

Signature Page to Fifth Amendment to MRA (MS – ACRC Lender)

MORGAN STANLEY BANK, N.A.,
a national banking association, as Buyer

By: /s/ Antony Preisano
Name: Anthony Preisano
Title: ED
Signature Page to Fifth Amendment to MRA (MS – ACRC Lender)

ACKNOWLEDGED AND AGREED BY:

ACRC 2017-FL3 HOLDER REIT LLC, a Delaware limited liability company, as Replacement Pledgor
By: /s/ Elaine McKay    Name: Elaine McKay
Title: Vice President

Signature Page to Fifth Amendment to MRA (MS – ACRC Lender)